                                                                     Exhibit 3.2

                                     BYLAWS

                                       OF

                                   NUCO2 INC.

                             (a Florida corporation)

                                   -----------

                                    ARTICLE I

                                  SHAREHOLDERS

            1. SHARE CERTIFICATES.  Certificates evidencing fully-paid shares of the  corporation  shall set forth thereon the  statements  prescribed by Section
607.0625 of the Florida Business  Corporation Act ("Business  Corporation  Act")
and by any other applicable provision of law, must be signed, either manually or in facsimile, by any one of the following officers: the Chief Executive Officer, the President,  a Vice President,  the Secretary,  an Assistant  Secretary,  the
Treasurer,  an Assistant Treasurer, or by any officer designated by the Board of
Directors,  and may bear the corporate seal or its facsimile.  If the person who signed,  either  manually or in facsimile,  a share  certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

            2. FRACTIONAL  SHARES OR SCRIP. The corporation may: issue fractions of a share  or pay in money  the  fair  value  of  fractions  of a  share;  make arrangements,  or provide reasonable opportunity,  for any person entitled to or holding a fractional  interest in a share to sell such fractional interest or to purchase such additional  fractional  interests as may be necessary to acquire a full share;  and issue scrip in  registered  or bearer form,  over the manual or facsimile signature of an officer of the corporation or its agent, entitling the holder to receive a full share upon  surrendering  enough  scrip to equal a full share. Each certificate representing scrip must be conspicuously labeled "scrip"
and must contain the information required by of Section 607.0625 of the Business
Corporation  Act. The holder of a  fractional  share is entitled to exercise the rights of a shareholder,  including the right to vote, to receive dividends, and to participate in the assets of the corporation upon liquidation.  The holder of scrip is not entitled to any of these rights unless the scrip provides for them.
The Board of  Directors  may  authorize  the  issuance  of scrip  subject to any condition considered desirable, including (a) that the scrip will become void if not exchanged for full shares before a specified  date;  and (b) that the shares for which the scrip is  exchangeable  may be sold and the  proceeds  paid to the scripholders.

            3. SHARE TRANSFERS.  Upon compliance with any provisions restricting the  transferability  of  shares  that  may be set  forth  in  the  articles  of incorporation,  these  Bylaws,  or any  written  agreement  in respect  thereof, transfers  of shares of the  corporation  shall be made only on the books of the corporation  by the  registered  holder  thereof,  or by his attorney  thereunto authorized  by power of attorney  duly  executed and filed with the Secretary of the corporation, or with a transfer agent or a registrar and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon,  if any. Except as may be otherwise  provided by law or these
Bylaws,  the person in whose name shares  stand on the books of the  corporation shall be deemed the owner  thereof for all purposes as regards the  corporation;
provided  that  whenever  any  transfer of shares  shall be made for  collateral security,  and not  absolutely,  such  fact,  if known to the  Secretary  of the corporation, shall be so expressed in the entry of transfer.

            4. RECORD  DATE FOR  SHAREHOLDERS.  For the  purpose of  determining shareholders entitled to notice of or to vote at any meeting of shareholders, to demand a special meeting,  or to take any other action,  the Board of Directors, of the corporation may fix a date as the record date for any such  determination of  shareholders,  such date in any case to be not more than seventy days before
the  meeting  or  action  requiring  such   determination  of  shareholders.   A
determination   of  shareholders   entitled  to  notice  of  or  to  vote  at  a
shareholders' meeting is effective for any adjournment of the meeting unless the
Board of Directors  fixes a new record date,  which it must do if the meeting is adjourned  to a date more than one hundred  twenty days after the date fixed for the original meeting.

            5. MEANING OF CERTAIN TERMS.  As used herein in respect of the right to notice of a meeting of  shareholders or a waiver thereof or to participate or vote  thereat or to  consent or dissent in writing in lieu of a meeting,  as the case may be, the term  "share" or "shares" or  "shareholder"  or  "shareholders"
refers to an outstanding share or shares and to a holder or holders of record of outstanding shares when the corporation is authorized to issue only one class of shares,  and said reference is also intended to include any outstanding share or shares and any holder or  holders of record of  outstanding  shares of any class upon which or upon whom the articles of  incorporation  confer such rights where there are two or more classes or series of shares or upon which or upon whom the
Business  Corporation Act confers such rights  notwithstanding that the articles of incorporation may provide for more than one class or series of shares, one or more of which are limited or denied such rights thereunder.

            6. SHAREHOLDER MEETINGS.

            - TIME. The annual meeting shall be held on the date fixed from time to time by the directors. A special meeting shall be held on the date fixed from time to time by the directors  except when the Business  Corporation Act confers the right to call a special meeting upon the shareholders.

            - PLACE.  Annual meetings and special meetings shall be held at such place in or out of the State of Florida as the directors shall from time to time fix.

            - CALL.  Annual  meetings  may be  called  by the  directors  or the
Chairman of the Board of Directors,  the Chief Executive Officer, the President,
or the Secretary or by any officer  instructed by the directors or the President to call the meeting. Special meetings may be called in like manner.

            - NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER OF NOTICE. The corporation shall  notify  shareholders  of the date,  time,  and place of each  annual  and

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special  shareholders'  meeting. Such notice shall be no fewer than ten nor more than sixty days before the meeting date. Unless the Business  Corporation Act or the articles of  incorporation  require  otherwise,  notice of an annual meeting need not include a description  of the purpose or purposes for which the meeting is called.  Notice shall be given in the manner provided in Section  607.0141 of the Business  Corporation  Act, by or at the  direction  of the Chief  Executive
Officer the  President,  the  Secretary,  or the officer or persons  calling the meeting.  Notice of a special  meeting must include a description of the purpose or purposes for which the meeting is called. Unless the Business Corporation Act or the articles of incorporation require otherwise,  the corporation is required to give  notice  only  to  shareholders  entitled  to  vote  at the  meeting.  A shareholder may waive any notice required by the Business  Corporation  Act, the articles  of  incorporation,  or the  Bylaws  before  or after the date and time stated  in  the  notice.  The  waiver  must  be in  writing,  be  signed  by the shareholder  entitled to the notice,  and be  delivered to the  corporation  for inclusion in the minutes or filing with the corporate  records.  A shareholder's attendance at a meeting waives  objection to lack of notice or defective  notice of the meeting,  unless the  shareholder at the beginning of the meeting objects to holding  the  meeting  or  transacting  business  at the  meeting;  or waives objection to  consideration  of a  particular  matter at the meeting that is not within the  purpose or purposes  described  in the  meeting  notice,  unless the shareholder objects to considering the matter when it is presented.

            - VOTING LIST FOR MEETING. After fixing a record date for a meeting, the  corporation  shall  prepare  an  alphabetical  list of the names of all its shareholders who are entitled to notice of a shareholders' meeting,  arranged by voting  group,  with the address of and number and class and  series,  if any of shares held by each shareholder.  The  shareholders'  list must be available for inspection by any shareholder,  for a period of ten days prior to the meeting or such  shorter  time as  exists  between  the  record  date and the  meeting  and continuing  through the meeting at the  corporation's  principal office, or at a place  identified  in the meeting  notice in the city where the meeting  will be held,  or at the office of the  corporation's  transfer  agent or  registrar.  A shareholder,  his agent or attorney is entitled on written demand to inspect the list  subject  to the  requirements  of  Section  607.1602(3)  of  the  Business
Corporation  Act, to copy the list,  during  regular  business  hours and at his expense, during the period it is available for inspection. The corporation shall make the shareholders'  list available at the meeting,  and any shareholder,  or his agent or  attorney  is  entitled  to inspect the list at any time during the meeting or any adjournment.

            - CONDUCT OF MEETING. Meetings of the shareholders shall be presided over by one of the  following  officers in the order of seniority and if present and acting - the Chairman of the Board,  if any, the Vice Chairman of the Board,
if any, the Chief Executive Officer, if any, the President, a Vice President, if
any,  or, if none of the  foregoing  is in office and present  and acting,  by a chairman to be chosen by the shareholders.  The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but,  if neither the  Secretary  nor an  Assistant  Secretary  is  present,  the chairman of the meeting shall appoint a secretary of the meeting.

            - PROXY REPRESENTATION. A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment  form,  either  personally or by his  attorney-in-fact.  An  appointment of a proxy is effective when received by the  Secretary  or other  officer or agent  authorized  to  tabulate  votes.  An

                                      -3-

appointment  is  valid  for up to  eleven  months,  unless a  longer  period  is expressly  provided  in the  appointment  form.  An  appointment  of a proxy  is revocable by the shareholder  unless the appointment form  conspicuously  states that it is irrevocable and the appointment is coupled with an interest.

            - SHARES HELD BY NOMINEES. The corporation may establish a procedure by which the  beneficial  owner of shares that are  registered  in the name of a nominee is recognized by the corporation as the shareholder.  The extent of this recognition may be determined in the procedure.

            - QUORUM.  Unless the  articles  of  incorporation  or the  Business
Corporation Act provides otherwise,  a majority of the votes entitled to be cast on a matter by a voting  group  constitutes  a quorum of that  voting  group for action on that matter.  Shares  entitled to vote as a separate  voting group may take  action on a matter at a meeting  only if a quorum of those  shares  exists with respect to that matter.  Once a share is  represented  for any purpose at a meeting,  it is deemed  present for quorum  purposes  for the  remainder  of the meeting and for any  adjournment  of that meeting unless a new record date is or must be set for that adjourned meeting.

            - VOTING.  Directors are elected by a plurality of the votes cast by the shares  entitled  to vote in the  election at a meeting at which a quorum is present.  If a quorum  exists,  action on a matter,  other than the  election of directors,  by a voting  group is  approved  if the votes cast within the voting group favoring the action exceed the votes cast opposing the action,  unless the articles of  incorporation  or the Business  Corporation  Act requires a greater number of affirmative votes.

            - PERMISSIBLE BUSINESS AT ANNUAL MEETINGS.

            (a) At an annual  meeting of the  shareholders,  only such  business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:

                (i)  specified  in the  notice  of  meeting  (or any  supplement thereto) given by or at the direction of the Board of Directors,

                (ii) otherwise  properly brought before the meeting by or at the direction of the Board of Directors, or

                (iii)  otherwise  properly  brought  before  the  meeting  by  a shareholder in accordance with this subsection of Article I, Section
            6.

            (b) For business to be properly  brought before an annual meeting by a  shareholder,  the  corporation  must have received  timely notice  thereof in writing from such  shareholder.  To be timely,  a  shareholder's  notice must be received by the  Secretary  of the  corporation  as of the date set forth in the corporation's  proxy statement  relating to the annual meeting for the preceding year; provided, however, that if no such date is stated, then such date shall be

                                      -4-

one hundred and twenty (120)  calendar days in advance of the date (with respect to the forthcoming  annual meeting) that the  corporation's  proxy statement was released to its  shareholders  in  connection  with the previous  year's  annual meeting of security holders;  and provided further that if no annual meeting was held in the previous year or the date of the annual  meeting has been changed by more than thirty (30)  calendar days from the date  contemplated  at the time of the  previous  year's  proxy  statement,  a proposal  shall be  received  by the corporation  no later  than the  close  of  business  on the  tenth  (10th)  day following the date on which notice of the date of the annual meeting is given to shareholders or made public, whichever first occurs.

            (c) Such notification shall contain the following  information as to each matter the shareholder proposes to bring before the annual meeting:

                (i) a brief  description  of the business  desired to be brought before  the annual  meeting  and the  reasons  for  conducting  such business at the annual meeting;

                (ii) the name and address,  as they appear on the  corporation's books, of the shareholder proposing such business;

                (iii) the class and number of shares of the corporation that are beneficially  owned,  as such term is defined  in Rule 13d-3  ("Rule
            13d-3")  promulgated  under the Securities  Exchange Act of 1934, as amended (the "Exchange Act"), by the shareholder;

                (iv)  any  substantial  interest  of  the  shareholder  in  such business; and

                (v) any other  information  required  pursuant  to the rules and
            regulations   promulgated   under  the   Exchange  Act  relating  to
            shareholder proposals.

            For purposes of clause (iv) above,  a  "substantial  interest of the shareholder  in such  business"  shall be deemed to occur if such  interest were reportable (assuming that the shareholder's  business was in fact brought before the  annual  meeting)  pursuant  to  Item  5  of  Schedule  14A  (Rule  14a-101)
promulgated under the Exchange Act.

            (d)  Notwithstanding  anything  in the  Bylaws to the  contrary,  no business shall be conducted at any annual meeting except in accordance  with the procedures set forth in this subsection to Article I, Section 6.

            7. ACTION WITHOUT MEETING. Unless otherwise provided in the articles of incorporation, action required or permitted by the provisions of the Business
Corporation Act to be taken at an annual or special meeting of shareholders  may be taken  without a meeting,  without  prior  notice,  and without a vote if the action  is taken by the  holders  of  outstanding  stock  of each  voting  group entitled to vote thereon  having not less than the minimum  number of votes with respect to each voting  group that would be  necessary to authorize or take such action at a meeting at which all  voting  groups  and  shares  entitled  to vote thereon  were  present and voted.  In order to be  effective  the action must be evidenced by one or more written consents describing the action taken, dated and signed by  approving  shareholders  having the  requisite  number of each voting

                                      -5-

group entitled to vote thereon,  and delivered to the corporation by delivery to its principal  office in the State of Florida,  its principal place of business, the corporate  Secretary,  or another officer or agent of the corporation having custody  of the  book in which  proceedings  of  meetings  of  shareholders  are recorded.  No written  consent shall be effective to take the  corporate  action referred to therein,  unless within sixty days of the date of the earliest dated consent  delivered  in the manner  required by Section  607.0704 of the Business
Corporation  Act, written consents signed by holders of shares having the number of votes required to take action are delivered to the corporation by delivery as set forth in Section  607.0704 of the Florida  Business  Corporation Act. Action
under this paragraph be subject to the  requirements of Section  607.0704 of the
Business Corporation Act.

                                   ARTICLE II

                               BOARD OF DIRECTORS

            1. FUNCTIONS GENERALLY - COMPENSATION. All corporate powers shall be exercised  by or under the  authority  of, and the  business  and affairs of the corporation managed under the direction of, a Board of Directors.  The Board may fix the compensation of directors.

            2.  QUALIFICATIONS AND NUMBER. A director need not be a shareholder, a citizen  of the United  States,  or a resident  of the State of  Florida.  The corporation's Board of Directors shall consist of such number of directors as is determined  from time to time by  resolution  adopted  by a vote of the Board of
Directors;  provided, however, that in no event shall the number of directors be less than three (3).

            3. TERMS AND  VACANCIES.  The directors  shall be divided into three
(3)  classes,  designated  Class I,  Class II and Class III.  Each  class  shall consist, as nearly as may be possible, of one-third (1/3) of the total number of directors constituting the entire Board of Directors.  Initial Class I directors shall serve for a term ending upon the annual  meeting of  shareholders  held in
2004,  initial Class II directors  shall serve for a term ending upon the annual meeting of shareholders held in 2005 and initial Class III directors shall serve for a term ending upon the annual meeting of shareholders  held in 2006. At each succeeding  annual meeting of shareholders  beginning with the annual meeting of shareholders  held in 2004,  successors  to the class of  directors  whose  term expires at such annual  meeting  shall be elected for a three year term.  If the number of directors is changed,  any increase or decrease  shall be  apportioned among the classes so as to  maintain  the number of  directors  in each class as nearly equal as possible,  and any  additional  director of any class elected to fill a vacancy  resulting from an increase in such class shall hold office for a term that shall coincide with the remaining  term of that class,  but in no case will a decrease in the number of  directors  shorten  the term of any  incumbent director.  A director shall hold office until the annual meeting for the year in which his or her term  expires and until his or her  successor  shall be elected and shall qualify, subject, however, to prior death, resignation, incapacitation or removal  from office,  and except as otherwise  required by law. In the event such election is not held at an annual meeting of shareholders, it shall be held at any adjournment  thereof or a special  meeting.  Whenever a vacancy occurs on

                                      -6-

the Board of Directors,  including a vacancy  resulting  from an increase in the number of directors,  it may be filled by the affirmative  vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the shareholders, unless the articles of incorporation provide otherwise.

            4. MEETINGS.

            - TIME.  Meetings shall be held at such time as the Board shall fix, except  that the first  meeting of a newly  elected  Board shall be held as soon after its election as the directors may conveniently assemble.

            - PLACE. The Board of Directors may hold regular or special meetings in or out of the State of Florida at such place as shall be fixed by the Board.

            - CALL. No call shall be required for regular meetings for which the time and place  have been  fixed.  Special  meetings  may be called by or at the direction of the Chairman of the Board,  if any, the Vice Chairman of the Board,
if any, of the Chief Executive Officer or the President, or of a majority of the directors in office.

            - NOTICE OR ACTUAL OR CONSTRUCTIVE  WAIVER.  Regular meetings of the
Board of  Directors  may be held without  notice of the date,  time,  place,  or purpose of the meeting.  Written, or oral, notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. The notice of a special meeting need not describe the purpose of the meeting.  Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting.
Attendance  of a director at a meeting  shall  constitute  a waiver of notice of such meeting and a waiver of any and all  objection to the place of the meeting, the time of the meeting,  or the manner in which it has been called or convened, except when a director states,  at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

            - QUORUM AND ACTION. A quorum of the Board of Directors  consists of a majority of the number of directors  prescribed in or fixed in accordance with these Bylaws.  If a quorum is present when a vote is taken, the affirmative vote of a majority of  directors  present is the act of the Board of  Directors.  The
Board of Directors may permit any or all directors to  participate  in a regular or special  meeting  by, or conduct  the  meeting  through  use of, any means of communication by which all directors  participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

            - CHAIRMAN OF THE MEETING.  Meetings of the Board of Directors shall be presided  over by the  following  directors in the order of seniority  and if present and acting - the Chairman of the Board, if any, the Vice Chairman of the
Board, if any, the Chief Executive Officer, the President, or any other director chosen by the Board.

            5. REMOVAL OF  DIRECTORS.  The  shareholders  may remove one or more directors with or without cause  pursuant to the provisions of Section  607.0808 of the Business Corporation Act.

                                      -7-

            6.  COMMITTEES.  The Board of Directors by  resolution  adopted by a majority of the full Board of Directors, may designate from among its members an executive  committee  and one or more  other  committees  each of which,  to the extent  provided in such resolution or in the articles of  incorporation  or the
Bylaws, shall have and may exercise all the authority of the Board of Directors, except such  authority  as may not be delegated  under the Business  Corporation
Act. Each  committee may have two or more members,  who serve at the pleasure of the Board of Directors.  The  provisions  of Sections  607.0822,  607.0823,  and
607.0824 of the Business  Corporation  Act,  which govern  meetings,  notice and waiver of notice,  and quorum and voting  requirements,  apply to committees and their members as well.

            7. ACTION  WITHOUT  MEETING.  Action  required or  permitted  by the
Business  Corporation  Act to be  taken  at a  Board  of  Directors  meeting  or committee  meeting may be taken  without a meeting if the action is taken by all members of the Board or of the committee. The action must be evidenced by one or more written  consents  describing the action taken,  signed by each director or committee  member.  Action taken under this paragraph is effective when the last director signs the consent,  unless the consent specifies a different  effective date.

            8.  NOMINATIONS FOR DIRECTOR.  Nominations for election to the Board of Directors  may be made by the Board of Directors  (or a nominating  committee thereof) or by any shareholder of any outstanding  class of capital stock of the corporation entitled to vote for the election of directors.  Nominations,  other than those made by or on behalf of the Board of Directors of the corporation (or a nominating  committee  thereof),  shall be made in writing to the Secretary of the  corporation  and  shall be  delivered  to or  mailed  and  received  at the principal executive offices of the corporation, not less than one hundred twenty
(120) days and not more than one hundred  eighty (180) days prior to the date of the corporation's notice of annual meeting provided with respect to the previous year's annual meeting; provided,  however, that if no annual meeting was held in the previous year or the date of the annual  meeting has been changed to be more than  thirty  (30)  calendar  days  earlier  than the date  contemplated  by the previous year's  statement,  such notice by the shareholder to be timely must be received no later than the close of business on the tenth  (10th) day  following the  date on  which  notice  of the  date of the  annual  meeting  is  given  to shareholders or made public, whichever first occurs.

            Such  notification  shall contain the following  information  to the extent known to the notifying shareholder:

            (a) as to each person whom the shareholder  proposes to nominate for election or re-election as a director at the annual meeting:

                (i) the name, age, business address and residence address of the proposed nominee,

                (ii) the  principal  occupation  or  employment  of the proposed nominee,

                                      -8-

                (iii)  the class and  number of shares of  capital  stock of the corporation that are beneficially owned by the proposed nominee, and

                (iv) any other information relating to the proposed nominee that is  required  to be  disclosed  in  solicitations  for  proxies  for election of  directors  pursuant to Schedule 14A of  Regulation  14A promulgated  under Section 14(a) of the  Securities  Exchange Act of
            1934, as amended; and

            (b) as to the shareholder giving the notice of nominees for election at the annual meeting,

                (i) the name and record address of the shareholder, and

                (ii) the class and  number  of  shares of  capital  stock of the corporation that are beneficially owned by the shareholder.

            The corporation may require any proposed  nominee for election at an annual or special meeting of  shareholders to furnish such other  information as may reasonably be required by the  corporation  to determine the  eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the  corporation  unless  nominated in accordance  with the  procedures  set forth herein.  The Chairman of the meeting shall,  if the facts  warrant,  determine  and  declare  in the  meeting  that a nomination was not made in accordance  with the  requirements of the Articles of
Incorporation and this Article II, Section 8, and if he should so determine,  he shall  so  declare  to  the  meeting  and  the  defective  nomination  shall  be disregarded.

                                   ARTICLE III

                                    OFFICERS

            The corporation  shall have a Chief Executive Officer who may or may not serve as  President,  and a  Secretary,  and such other  officers  as may be deemed necessary, who may be appointed by the directors. The same individual may simultaneously hold more than one office in the corporation.

            A duly  appointed  officer  may  appoint  one or  more  officers  or assistant officers if authorized by the Board of Directors.

            Each officer of the  corporation has the authority and shall perform the duties  prescribed  by the Board of  Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other  officers;
provided,  that the Secretary shall have the  responsibility for preparation and custody  of  minutes  of the  directors'  and  shareholders'  meetings  and  for authenticating records of the corporation.

            The Board of  Directors  may remove any  officer at any time with or without cause.

                                      -9-

                                   ARTICLE IV

                           REGISTERED OFFICE AND AGENT

            The address of the registered office of the corporation and the name of the registered agent of the corporation are as may be determined by the Board of Directors from time to time.

                                    ARTICLE V

                                 CORPORATE SEAL

            The  corporate  seal shall have  inscribed  thereon  the name of the corporation  and shall be in such  form and  contain  such  other  words  and/or figures as the Board of Directors shall determine or the law require.

                                   ARTICLE VI

                                   FISCAL YEAR

            The  fiscal  year of the  corporation  shall be fixed,  and shall be subject to change, by the Board of Directors.

                                   ARTICLE VII

                               CONTROL OVER BYLAWS

            The Board of Directors  may amend or repeal these Bylaws  unless the articles of  incorporation  or the Business  Corporation Act reserves this power exclusively  to the  shareholders  in whole or in part, or the  shareholders  in amending or  repealing  the Bylaws  generally or a  particular  Bylaw  provision provide  expressly  that the Board of  Directors  may not  amend or  repeal  the
Bylaws, generally or that Bylaw provision; provided however that, in the case of shareholder  action,  the holders of at least two-thirds (66 2/3%) of the voting power of all of the then  outstanding  shares of the voting capital stock of the corporation,  acting  only by voting at a meeting,  will be required to amend or repeal,  or to adopt any provision  inconsistent  with the purpose or intent of, any  provision  in the last  subsection  of  Article I,  Section 6  (Permissible
Business at Annual Meetings);  Article II, Section 8 (Nominations for Director);
and this  Article VII.  The  shareholders  may amend or repeal these Bylaws even though the Bylaws may also be amended or repealed by the Board of Directors.  No provision  of this  Article  shall be  construed  as  purporting  to negate  the requirements of Section 607.1020 of the Business Corporation Act.

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